Earnings Per Share	12 Months Ended
Dec. 31, 2016
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]
NOTE 10 – Earnings Per Share

Basic earnings (loss) per Ordinary Share is computed by dividing net income (loss) available to ordinary shareholders by the weighted-average number of Ordinary Shares outstanding during the period. Diluted earnings (loss) per common share is computed by dividing net income (loss) available to ordinary shareholders by the sum of (1) the weighted-average number of Ordinary Shares outstanding during the period, (2) the dilutive effect of the assumed exercise of share options using the treasury stock method, and (3) the dilutive effect of other potentially dilutive securities.

	Years Ended December 31,
Earnings per share	2016	2015	2014
Company posted	Net loss	Net loss	Net loss
Basic weighted average shares outstanding	1,177,693,383	852,088,530	85,515,588
Dilutive effect of Ordinary Share equivalents	None	None	None
Dilutive weighted average shares outstanding	1,177,693,383	852,088,530	85,515,588

For purposes of the diluted net loss per share calculation, share options and warrants are considered to be potentially dilutive securities and are excluded from the calculation of diluted net loss per share because their effect would be anti-dilutive. Therefore, basic and diluted net loss per share was the same for the periods presented due to the Company’s net loss position.

The following table shows the number of share equivalents that were excluded from the computation of diluted earnings (loss) per share for the respective periods because the effect would have been anti-dilutive:

	Year Ended	Year Ended	Year Ended
	December 31, 2016	December 31, 2015	December 31, 2014
Total share options	79,372,198	61,362,198	-
Total warrants-equity classified	1,782,246	1,782,246	-
Total warrants-liability classified	5,806,280	5,806,280	-
Total share options and warrants	86,960,724	68,950,724	-